1.

Trust Code
of
Ethics
(“1940
Act
Code
of
Ethics”)

Introduction

Timothy
Plan
Trust
(the
“Trust”),
is
a
registered
investment
company
under
the
Investment
Company
Act of
1940,
as
amended
(“1940
Act”),
which
is
authorized
to
issue
its
shares
of
beneficial
interest
in
separate series representing the interests in separate Trust of securities and other assets (each a “Fund”).

Rule 17j-1 under the 1940
Act (“Rule 17j-1” or “Rule”) makes it unlawful for certain persons, including Trustees, officers, and other investment personnel of the Trust and any Fund of the Trust, to engage in fraudulent, manipulative,
or
deceptive
conduct
in
connection
with
their
personal
trading
of
securities
“held or to be acquired” by any Fund of the Trust.

Further, Rule 17j-1 under the 1940 Act requires the Trust and each investment adviser (“Adviser”) for each
Fund
and
any
principal
underwriter
(“Distributor”)
for
a
Fund
for
which
an
officer
or
director
serves as
an
officer
or
trustee
of
the
Trust
or
of
any
Adviser,
to
adopt
a
code
of
ethics
and
to
establish
procedures reasonably
designed
to:
(i)
govern
the
personal
securities
activities
of
Access
Persons,
as
defined
herein;
(ii) prevent the employment of any device, scheme, artifice, practice, or course of business that operates or would operate as a fraud or deceit on the Trust or any Fund with respect to those personal securities transactions; and (iii) otherwise prevent personal trading prohibited by the Rule.

The
policies,
restrictions,
and
restrictions
included
in
this
Code
of
Ethics
are
designed
to
prevent
violations of Rule 17j-1 under the 1940 Act.

A.

Legal
Requirements.

Rule
17j-1(b)
under
the
Investment
Company
Act
of
1940
(the
"Act")
makes
it
unlawful
for
any
officer
or trustee (as well as other persons) of the
Timothy Plan
Trust (the "Trust"),
in
connection
with purchase or sale
by such person of a security "held or to be acquired" by any investment portfolio of the Trust (a
"Fund"):
1)

To
employ
any
device,
scheme
or
artifice
to
defraud
the
Trust
or
a
Fund;
2)

To
make
to
the
Trust
or
a
Fund
any
untrue
statement
of
a
material
fact
or
omit
to
state
to
the
Trust or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;
3)

To engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or a Fund; or
4)

To
engage
in
any
manipulative
practice
with
respect
to
the
Trust
or
a
Fund.

B.

Unlawful
Actions.

It is the policy of the Trust that no "access person" of the Trust or of a Fund shall engage in any act, practice or course or conduct that would violate the provisions of Rule 17j- 1(b) set forth above.

In keeping with the recommendations of the Board of Governors of the Investment Company Institute, the
following
general
policies
shall
govern
personal
investment
activities
of
access
persons
of
the
Trust
or of a Fund:

a.

It is the duty of all access persons of the Trust or of a Fund to place the interest of Trust shareholders first;
b.

All access persons of the Trust or of a Fund shall conduct personal securities transactions in a manner that
is
consistent with
this Code of Ethics
and
that avoids any
actual or potential
conflict of interest or any abuse of a position of trust and responsibility; and
c.

No
access
person
of
the
Trust
or
of
a
Fund
shall
take
inappropriate
advantage
of
his
or
her
position with the Trust or with a Fund.

C.

Definitions.

All definitions shall have the same meaning as explained in Rule 17j-1 or Section 2(a) of the 1940
Act and are summarized below.

“Access Person” shall mean: (a) any trustee, director, officer, general partner, or “Advisory Person” (as defined below) of the Trust or any Fund or an Adviser thereof; or (b) any director, officer, or general partner of the Distributor for the Trust or any Fund who, in the ordinary course of business, makes, participates in or obtains information regarding the purchase or sale of “Covered Securities” (as defined below), by
any
Fund
for
which
the
Distributor
so
acts,
or
whose
functions
or
duties
in
the
ordinary
course of business relate to the making of any recommendation to any Fund regarding the purchase and sale of Covered Securities.
Notwithstanding the provisions of clause (a) above, where an
Adviser is primarily engaged in a business or businesses other than advising registered investment companies or other advisory clients, the term
“Access
Person”
shall
mean
any
trustee,
director,
officer,
general
partner,
or
Advisory
Person
of
an
Adviser
who, with respect to any Fund, makes any recommendation, participates in the determination of which recommendation shall
be
made,
or
whose
principal
function
or
duties
relate
to
the
determination
of
which recommendation shall be made to any Fund, or who, in connection with his or her duties, obtains any information concerning
Covered
Securities
recommendations
being
made
by
such
Adviser
to
any
Fund
of the Trust.

An
“Advisory
Person”
shall
mean:
(a)
any
employee
of
the
Trust
or
any
Fund
or
of
an
Adviser
thereof
(or of
any
company
in
a
control
relationship
to
Trust,
Fund
or
any
Adviser)
who,
in
connection
with
his
or
her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of
Covered
Securities
by
any
Fund,
or
whose
functions
relate
to
the
making
of
any
recommendations
with respect to such purchases or sales, and (b) any natural person in a control relationship with the Trust or any
Fund
or
an
Adviser
thereof
who
obtains
information
concerning
recommendations
made
to
any
Fund regarding the purchase or sale of Covered Securities by the Fund.

All references herein to an “Adviser” of a Fund shall be deemed to include any “co- adviser” or “sub-adviser” of such Fund as the case May be.

“Beneficial Ownership” for the purposes of this Code shall be interpreted in a manner that is consistent with Section 16 of the Securities Exchange Act of 1934, as amended (“1934 Act”), and Rule 16a-1(a) thereunder, which
generally
speaking,
encompasses
those
situations
in
which
the
beneficial
owner
has
the
right
to
enjoy
some
direct
or
indirect
“pecuniary
interest”
(i.e.,
some
economic
benefit)
from
the
ownership
of
a
security.
Any
report
of
beneficial
ownership
required
thereunder
shall
not
be
construed
as
an

admission
that
the
person
making
the
report
has
any
direct
or
indirect
beneficial
ownership
in
the
Covered Securities to which the report relates. In addition, persons should consider themselves the “Beneficial Owner”
of
a
security
held
by
their
spouse,
minor
children,
relatives
who
share
their
home,
or
other
persons pursuant
to
a
contract,
arrangement,
understanding,
or
relationship
that
provides
the
other
person
with
sole or shared voting or investment power with respect to such security.

“Code”
shall
mean
the
Code
of
Ethics
of
the
Trust.

“Control”
shall
have
the
meaning
as
that
set
forth
in
Section
2(a)(9)
of
the
1940
Act.

“Covered
Security”
means
a
“security”
as
set
forth
in
Section
2(a)(36)
of
the
1940
Act,
except
that
it
shall not include: (a) direct obligations of the U.S. Government; (b) bankers’
acceptances, bank certificates of deposit,
commercial
paper
and
high
quality
short-term
debt
instruments,
including
repurchase
agreements; and (c) shares of registered open-end investment companies (shares of exchange-traded funds (“ETFs”) shall be considered Covered Securities).

“Disinterested
Trustee”
of
the
Trust
means
a
Trustee
who
is
not
an
“interested
person”
of
the
Trust
within the
meaning of Section
2(a)(19)
of
the 1940
Act.
An “interested
person”
of
the
Trust
includes
any person who
is
a
trustee,
director,
officer,
employee,
or
owner
of
5%
or
more
of
the
outstanding
stock
of
an
Adviser of or the Distributor.
Affiliates of brokers or dealers are also “interested persons” of the Trust, except as provided in Rule 2a19-1 under the 1940 Act.

Exchange Traded Fund (“ETF”)
means an open-end registered investment company that is not a unit investment trust,
and
that
operates
pursuant
to
an
order
from
the
SEC
exempting
it
from
certain
provisions of the 1940
Act
(either by Rule 6c-11 or exemptive order)
permitting it to issue securities that trade on the secondary market.

“Initial Public Offering” means an offering of securities registered under the Securities
Act of 1933, as amended (“1933
Act”), the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the 1934 Act.

"Investment
personnel
of
the
Trust
or
a
Fund"
means
(i)
any
employee
of
the
Trust
(or
of
a
company
in
a control relationship
to
the Fund) who,
in connection with his or her regular functions or duties,
makes or participates in making recommendations regarding the purchase or sale of securities by the Trust or a Fund,
and
(ii)
any
natural
person
who
controls
the
Trust
or
a
Fund
and
who
obtains
information
concerning recommendations
made
to the
Trust or a Fund regarding the purchase or sale of securities. "initial public offering" and "limited offering" shall have the same meaning as set forth in Rule 17j- 1(a)(6) and (8), respectively.

“Limited Offering” means an offering that is exempt from registration under the 1933 Act pursuant to Section 4(a)(2) or Section 4(a)(5) or pursuant to Rules 504 or 506 under the 1933
Act.

“Purchase
or
sale”
includes,
among
other
things,
the
writing
of
an
option
to
purchase
or
sell
a
security
or the purchase or sale of a future or index on a security or option thereon.

“Review
Officer”
means,
with
respect
to
the
Trust,
the
Chief
Compliance
Officer
of
the
Trust
or
such
other person(s) as May be designated by the Chief Compliance Officer. In this regard, the adviser of, administrator to
(if
applicable),
and
the
distributor
(if
applicable)
for
the
Trust
shall
appoint
a
compliance officer
for
the adviser, administrator, or the distributor,
which person shall be designated as the “Review Officer”
with
respect
to
such
adviser,
administrator,
or
the
distributor.
The
Review
Officer
of
the
adviser, administrator, or the distributor will assume the responsibility to monitor its relevant adviser’s, administrator’s, or distributor’s compliance with the Code in connection with all Access Persons associated with such adviser, administrator, or distributor. In this regard, the Review Officer for each adviser, administrator, and the distributor shall approve all transactions, receive reports and otherwise monitor compliance with the Code in connection with all
Access Persons associated with such adviser, administrator, and the distributor. Access Persons who provide copies of all confirmations, account statements and reports to such Review Officer in accordance with the adviser’s, administrator’s, or the distributor’s code of ethics will not be required to provide copies of such confirmations, account statements and reports to the Trust’s Review Officer pursuant to this paragraph. In turn, each Review Officer of any adviser, administrator, and the distributor shall report at least quarterly to the Chief Compliance
Officer
or
Review
Officer
of
the
Trust
all
violations
of
this
Code
that
occurred
during
the
past quarter. The Chief Compliance Officer or Review Officer with respect for the Trust shall: (a) approve transactions, receive reports and otherwise monitor compliance with the Code in connection with all Access Persons not otherwise associated with an adviser of, administrator to, or the distributor to any Fund;
(b)
receive
reports
from
all
other
Review
Officers
designated
hereunder;
(c)
report
at
least
quarterly to
the Board
of
Trustees
of
the
Trust
all violations
of
this Code
that occurred
during
the past
quarter;
and
(d)
provide
the
Board
with
an
annual
written
report
with
respect
to
the
information
specified
in
Section
F.4
below.

“Security”
shall
have
the
meaning
set
forth
in
Section
2(a)(36)
of
the
1940
Act.

A
Covered
Security
is
for purposes
of this
Code
being
“held
or
to
be
acquired”
by
any
Fund
if
within
the most
recent
15
days
the
Covered
Security:
(a)
is
or
has
been
held
by
a
Fund;
(b)
is
being
held
or has
been considered by a Fund or its
Adviser for purchase by the Fund; or (c) any option to purchase or sell, any Covered Security convertible into or exchangeable for, a Covered Security described in (a) or (b) of this paragraph.

A Covered Security is “being considered for purchase or sale” when, among other things, a recommendation to
purchase
or
sell
a
Covered
Security
for
a
Fund
has
been
made
and
communicated
and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.

D.

Trust
Policy.

1)

No
Violations of Rule 17j-1: It is the policy of the
Trust that no “Access Person” of the
Trust or of a
Fund
shall engage
in
any
act,
practice
or course
of
conduct
that would
violate
the
provisions of Rule 17j-1(b) or Section B of this Code.

2)

Disclosure of Interested
Transactions: No
Access Person shall recommend any
transactions with respect
to
a
Covered
Security
by
any
Fund
of
the
Trust
without
first
disclosing
his
or
her
interest, if any, in such Covered Securities or the issuer thereof, including without limitation:

a)

any
direct
or
indirect
Beneficial
Ownership
of
any
Covered
Securities
of
such
issuer;
b)

any
contemplated
transaction
by
such
person
in
such
Covered
Securities;
c)

any
position
with
the
issuer
of
the
Covered
Securities
or
its
affiliates;
and
d)

any
present
or
proposed
business
relationship
between
the
issuer
of
the
Covered
Securities
or its affiliates and such person or any party in which such person has a significant interest.

3)

Initial Public Offerings (“IPOs”): No Investment Personnel shall acquire, directly or indirectly, any
Beneficial
Ownership
in
any
IPO
with
respect
to
any
Covered
Security
without
first
obtaining prior approval of the appropriate Review Officer for that Investment Personnel, which Review Officer: (a) has been provided by such Investment Personnel with full details of the proposed transaction
(including
written
certification
that
the
investment
opportunity
did
not
arise
by
virtue of the Investment Personnel’s activities on behalf of such Fund) and (b) has concluded after consultation with other
Investment Personnel of
such
Fund (who
have
no personal interest
in
the issuer
involved
in
the
private
placement)
that
such
Fund
has
no
foreseeable
interest
in
purchasing such Covered Security.

4)

Limited Offerings: No Investment Personnel shall acquire, directly or indirectly, Beneficial Ownership of any Covered Security in a Limited Offering without first obtaining the prior approval of the Review Officer of the relevant adviser, which Review Officer: (a) has been provided by such Investment Personnel with full details of the proposed transaction (including written certification that the investment opportunity did not arise by virtue of the Investment Personnel’s activities
on
behalf
of
such
Fund)
and
(b)
has
concluded
after
consultation
with
other Investment Personnel of such Fund (who have no personal interest in the issuer involved in the private placement) that such Fund has no foreseeable interest in purchasing such Covered
Security.

5)

Exempt
Transactions:
The
prohibited
activities
set
forth
in
this
Section
D
shall
not
apply
to:
a)

purchases or sales effected in any account over which such person has no direct or indirect influence or control;
b)

purchases
or
sales
that
are
non-volitional
on
the
part
of
the
person
or
any
Fund
of
the
Trust;
c)

purchases
that
are
part
of
an
automatic
dividend
reinvestment
plan;
d)

purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

E.

Preclearance
Procedures.

Investment personnel of the Trust or a Fund shall obtain approval from the
Adviser and/or Sub-Adviser before directly or indirectly acquiring beneficial ownership in any securities in an initial public offering or in a limited offering.

F.

Reporting
Requirements.

No
Access Person of the Fund shall engage in any act, practice or course of business that would violate the provisions of Rule 17j-1 as set forth above, or in connection with any personal investment activity, engage in conduct inconsistent with this Code.

Specific
Policies

1.
Restrictions on Personal Securities Transactions By Access Persons Other Than Restricted
Independent
Trustees
and
persons
covered
under
an
equivalent
code
of
ethics
of
the
Fund’s
service
provider, Service Agreement or Consultant Agreement.

No Access Person shall purchase or sell, directly or indirectly, any security in which he/she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which he/she knows or should have known at the time of such purchase or sale:
·

is
being
considered
for
purchase
or
sale
by
the
Fund;
or
·

is
being
purchased
or
sold
by
the
Fund.

G.

Reports
to
Trustees.

The
Board
shall
consider
reports
made
to
it
hereunder
and
shall
determine
whether
the
policies
established in section B of this Code have been violated, and what sanctions, if any, should be imposed.

H.

Approval
of
Codes
and
Material
Amendments
Thereto.

1)

The Board of Trustees of the Trust, including a majority of the independent Trustees thereof, shall approve the Codes of Ethics of the Trust, of the principal underwriter of the Trust, and of each investment adviser
and
sub-adviser
to
any
Fund.
Any
material
change
to
such
Code
must
be
approved by
the
Board
of
Trustees
of
the
Trust,
including
a
majority
of
the
independent
Trustees
thereof,
within six days
of
said amendment. No amendment of this
Code may be made
unless
and
until
approved
by the Board of Trustees of the Trust, including a majority of the independent Trustees thereof.

2)

In approving a Code of Ethics, the Board of Trustees shall have secured a certificate from the entity that adopted
the
Code
that
it
has
adopted
procedures
reasonably
necessary
to
prevent
its
access
persons from violating the Code in question.

I.

Annual
Report

The
Trust,
principal
underwriter
thereof,
and
any
investment
adviser
or
sub-
adviser
to
any
Fund
shall,
not less frequently than annually, furnish the Board of Trustees of the Trust with a written report that:

1)

describes any issues arising under its Code of Ethics or procedures since the last report to the Board of Trustees, including, but not limited to, information about material violations of such Code or procedures and sanctions imposed in response, and
2)

certifies
that
the
Trust,
principal
underwriter,
or
investment
adviser
or
sub-adviser,
as
applicable, has
adopted
procedures
reasonably
necessary
to
prevent
its
access
persons
from
violating
its
Code of Ethics.

This Code, a copy of each Securities Transaction and Holding Report by an access person, any written report hereunder by the Trust CCO, and lists of all persons required to make reports shall be preserved with the Trust's records for the period required by Rule 17j-1.

Adopted:
May
29,
2025

Certification

Each
Access
Person
will
be
required
to
certify
annually
that he/she
has
read
and
understood
the
provisions of this Code and will abide by them. Each
Access Person will further certify that he/she has disclosed or reported all personal securities transactions required to be reported under the Code. A form of such certification is attached below:
I certify that
I have read and understand
the Code of Ethics of and
recognize that I am subject to it.

Printed Name:                                                   Signature:

Date:

Exhibit
B

Timothy
Plan
Trust
Code
of
Ethics
for
Principal
Executive
and
Senior
Financial
Officers

I hereby certify that I have received the Timothy Plan Trust Code of Ethics for Principal Executive and Senior Financial Officers adopted pursuant to the Sarbanes-Oxley Act of 2002 (the “Code”) and that I have read and understood the Code. I further certify that I am subject to the Code and will comply with the requirements of the Code.

                                                      Signature:   /s/ Greg Ally

                                                      Printed Name:  Greg Ally

                                                              Date:   16/06/2025

Exhibit
B

Timothy
Plan
Trust
Code
of
Ethics
for
Principal
Executive
and
Senior
Financial
Officers

I hereby certify that I have received the Timothy Plan Trust Code of Ethics for Principal Executive and Senior Financial Officers adopted pursuant to the Sarbanes-Oxley Act of 2002 (the “Code”) and that I have read and understood the Code. I further certify that I am subject to the Code and will comply with the requirements of the Code.

                                                      Signature:   /s/ Brian Mumbert

                                                      Printed Name:  Brian Mumbert

                                                              Date:   06/06/2025